--------------------------------------------------------------------------------
                  THE BLACKROCK MUNICIPAL TARGET TERMTRUSTINC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                                   July 31, 1998



Dear Shareholder:

      Domestic bonds provided investors with modest total returns during the past six months, as interest rates generally fell. Supporting the bond market was favorable inflation news and the belief that the Federal Reserve is unlikely to raise short-term interest rates in the immediate future.

      U.S. economic growth has slowed of late after a robust first quarter of 1998. We expect the fallout from the Asian fiscal crisis to quash any significant rebound in U.S. growth for the remainder of the year. While we expect that interest rates will be fairly stable in the near-term, our longer-term outlook for the bond market remains optimistic, based on the fundamentally favorable backdrop of low inflation, a currently high level of real yields, and declining Treasury borrowing.

      As you may know, the five investment management firms that comprised the PNC Asset Management Group have consolidated under BlackRock, resulting in BlackRock Inc., a $119 billion money management firm. We look forward to using our global investment management expertise to present exciting investment opportunities to closed-end fund shareholders in the future.

      This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/ Laurence D. Fink                                   /s/ Ralph L. Schlosstein
--------------------                                   ------------------------
Laurence D. Fink                                       Ralph L. Schlosstein
Chairman                                               President

                                                                   July 31, 1998



Dear Shareholder:

      We are pleased to present the semi-annual report for The BlackRock Municipal Target Term Trust Inc. ("the Trust") for the six months ended June 30, 1998. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BMN". The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing high current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and net asset value over the period:

--------------------------------------------------------------------------------
                          6/30/98    12/31/97     CHANGE      HIGH         LOW
--------------------------------------------------------------------------------
  STOCK PRICE             $10.6875    $11.00     (2.84%)    $11.3750    $10.3125
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)   $11.12      $11.22      0.89%     $11.33      $11.04
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

      After an extremely strong first quarter of 1998, U.S. economic growth slowed during the past three months. Despite the strong economic growth of the past year, inflation stayed surprisingly subdued. One explanation for the absence of inflation in the U.S. economy stems from the aftermath of the Asian financial crisis. U.S. exports to Asia have slowed, while the strength of the dollar caused cheap Asian imports to flood the U.S. market and exert downward price pressure on domestic goods.

      Yields of U.S. Treasury securities have remained in a fairly narrow range during the period. For example, the yield of the 10-Year Treasury posted a net decline of 29 basis points (0.29%), beginning 1998 at 5.74% and closing on June 30, 1998 at 5.45%. The past six months represented a continuation of strong Treasury performance, which has been due to moderating economic growth, low inflation and a "flight to quality" from investors seeking a safe haven in U.S. Treasury securities. Continued expectations that the Asian crisis will slow economic growth and force the Fed to leave the Federal funds rate unchanged provided additional support to the bond market. With Treasury supply waning due to a surplus in the federal budget and an increased foreign demand for Treasuries due to their U.S. government backing and relatively attractive yields, we anticipate a positive environment for Treasuries for the balance of 1998.

      Municipal bonds underperformed the taxable domestic bond market during the past six months, returning 2.69% (as measured by the LEHMAN BROTHERS MUNICIPAL INDEX) versus the LEHMAN BROTHERS AGGREGATE INDEX'S 3.91% on a pre-tax basis. The main forces behind municipal bond underperformance were increased municipal bond supply (fueled by the lowest municipal interest rates since the 1960s) and retail investor focus on the equity markets. We believe that municipals are attractively valued versus Treasuries and our outlook for municipal securities is favorable. The credit quality of most issuers remains strong, and we expect that the attractive taxable equivalent yields offered by municipal securities should bring investors back into the market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust. We have continued to minimize trading activity in the Trust during the period, as the market prices of a significant portion of the portfolio's bonds are currently above the prices at which they were bought. A bond sold at a gain would result in the Trust realizing a capital gain, which may require a taxable distribution to shareholders. Since one of the Trust's primary investment objectives is to pay out TAX-EXEMPT income, we believe that waiting to restructure the portfolio in a higher interest rate environment remains the most prudent strategy.

      The following chart compares the Trust's current and December 31, 1997 asset composition:


--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
    SECTOR                               JUNE 30, 1998      DECEMBER 31, 1997
--------------------------------------------------------------------------------
    City, County and State                    22%                    21%
--------------------------------------------------------------------------------
    Hospital                                  15%                    15%
--------------------------------------------------------------------------------
    Transportation                            14%                    14%
--------------------------------------------------------------------------------
    Tax Revenue                               14%                    14%
--------------------------------------------------------------------------------
    Water & Sewer                             11%                    11%
--------------------------------------------------------------------------------
    Utility/Power                              8%                     8%
--------------------------------------------------------------------------------
    Lease Revenue                              8%                     8%
--------------------------------------------------------------------------------
    Education                                  5%                     5%
--------------------------------------------------------------------------------
    Other                                      3%                     3%
--------------------------------------------------------------------------------
    Pollution Control/Resource Recovery       --                      1%
--------------------------------------------------------------------------------





      Additionally, the Trust employs leverage to enhance its income by paying the Trust's preferred shareholders short-term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The Trust's ability to pay high monthly income may be affected by the profitability of its leverage. The Federal Reserve's neutral interest rate policy has allowed the Trust's leverage costs to remain reasonable. At the present, we believe that leverage will continue to positively contribute to the Trust's long-term income earning ability.

      We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,




/s/ Robert S. Kapito                     /s/ Kevin Klingert
-----------------------------------      ------------------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.     BlackRock Financial Management, Inc.







--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                                 BMN
--------------------------------------------------------------------------------
   Initial Offering Date:                                     September 27, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/98:                               $10.6875
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/98:                                   $11.12
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/98 ($10.6875)1:            5.75%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Common Share2:                  $ 0.05125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Common Share2:               $ 0.615
--------------------------------------------------------------------------------


1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 Distribution is not constant and is subject to change.

---------------------------------------------------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 1998 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                            OPTION
            AMOUNT                                                                               CALL          VALUE
  RATING*    (000)                                 DESCRIPTION                                PROVISIONS     (NOTE 1)
---------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--142.3%
                     ALABAMA--1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
   AAA      $1,700      6.50%, 2/01/01 ..................................................       N/A        $ 1,831,274
   AAA       1,815      6.60%, 2/01/01 ..................................................       N/A          1,959,528
   AAA       1,025      6.625%, 2/01/01 .................................................       N/A          1,107,246
                                                                                                           -----------
                                                                                                             4,898,048
                                                                                                           -----------
                     ALASKA--3.9%
   AAA       7,500   Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA ..................   6/99 at 102      7,843,875
   AAA       4,845   Fairbanks Mun. Util. Auth. Rev., Ser. A, 7.10%, 1/01/99 , AMBAC ....       N/A          5,009,391
   AAA       9,000   No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA .................  No Opt. Call      6,864,660
                                                                                                           -----------
                                                                                                            19,717,926
                                                                                                           -----------
                     ARIZONA--1.1%
                     Tucson Bus. Dev. Fin. Corp. Lease Rev., FGIC,
   AAA       1,515      6.25%, 7/01/06 ..................................................   7/02 at 102      1,661,182
   AAA       3,495      6.25%, 7/01/06 ..................................................   7/02 at 102      3,790,433
                                                                                                           -----------
                                                                                                             5,451,615
                                                                                                           -----------
                     CALIFORNIA--5.0%
   AAA       6,000   California St., G.O., 6.30%, 9/01/06, AMBAC ........................  No Opt. Call      6,810,000
   AAA       1,910   California St. Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/06, AMBAC .....  12/02 at 102      2,083,332
   AAA       4,000   Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%,
                        3/01/07, MBIA ...................................................   3/01 at 102      4,294,800
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
   AAA       5,570      5.625%, 6/01/07 .................................................   6/03 at 102      5,950,709
   AAA       3,320      SER. D, 6.60%, 12/01/00 .........................................       N/A          3,584,040
   AAA       3,500   San Joaquin Hills Tran., Agcy. Toll Rd. Rev., Ser. A,
                        Zero Coupon, 1/15/07, MBIA ......................................  No Opt. Call      2,380,665
                                                                                                           -----------
                                                                                                            25,103,546
                                                                                                           -----------
                     COLORADO--1.9%
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
   AAA       3,410      6.50%, 11/15/05 .................................................  11/01 at 101      3,670,490
   AAA       1,875      6.60%, 11/15/06 .................................................  11/01 at 101      2,024,025
   AAA       3,865      6.625%, 11/15/07 ................................................  11/01 at 101      4,175,166
                                                                                                           -----------
                                                                                                             9,869,681
                                                                                                           -----------
                     DISTRICT OF COLUMBIA--1.8%
   AAA       8,250   District of Columbia, G.O., Ser. B, 5.90%, 6/01/06, MBIA ...........   6/04 at 102      8,926,170
                                                                                                           -----------

                     FLORIDA--12.2%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev.
                        (Dept. Nat. Res. & Pres.),
   AAA       7,000      6.45%, 7/01/07, MBIA ............................................   7/01 at 101      7,535,430
   AAA       6,975      6.75%, 7/01/01 , AMBAC ..........................................       N/A          7,633,719
   AAA       2,190   Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA .............   7/01 at 101      2,369,908
                     Greater Orlando Aviation Auth., Arpt. Fac. Rev., Ser. B, FGIC,
   AAA       4,760      6.55%, 10/01/06 .................................................  10/02 at 102      5,305,639
   AAA       5,070      6.55%, 10/01/07 .................................................  10/02 at 102      5,642,707
   AAA       3,155   Gulf Breeze Local Gov't. Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC ......  12/99 at 102      3,310,321
   AAA       2,650   Jacksonville Hlth. Fac. Auth. Rev., Mem. Med. Ctr.,
                        Ser. A, 6.625%, 11/01/01 , MBIA .................................       N/A          2,880,921
   AAA       7,500   Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%,
                        2/01/07, CONNIE LEE .............................................   2/02 at 102      8,159,775
   AAA       2,000   No. Broward Hosp. Rev., 6.50%, 1/01/02 , MBIA ......................       N/A          2,191,200

                                         See Notes to Financial Statements.




-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL               VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     FLORIDA (CONT'D)
   AAA     $10,645   ORANGE CNTY., TOURIST DEV. TAX REV., SER. A, 6.375%, 10/01/06, AMBAC .........  10/02 AT 102       $11,771,135
   AAA       2,570   Tampa Auth. Rev., St. Joseph Hlth. Ctr., 6.70%, 12/01/01 , MBIA ..............       N/A             2,833,502
   AAA       1,600   Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC .........................  10/01 at 102         1,757,392
                                                                                                                        -----------
                                                                                                                         61,391,649
                                                                                                                        -----------
                     GEORGIA--0.4%
   AAA       1,990   Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%,
                     1/01/01, MBIA ................................................................   1/04 at 101         2,188,483
                                                                                                                         ----------
                     ILLINOIS--14.8%
   AAA       4,930   Alton Hlth. Fac. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01 , FGIC ...........       N/A             5,375,080
                     Chicago Cent. Pub. Library, G.O., AMBAC,
   AAA       1,800      Ser. A, 6.75%, 1/01/07 ....................................................   4/02 at 102         1,993,140
   AAA       1,600      Ser. C, 6.75%, 1/01/07 ....................................................   4/02 at 102         1,771,680
   AAA       5,555   Cook Cnty., Ser. A, 6.40%, 11/15/02 , MBIA ...................................       N/A             6,148,218
   AAA       1,775   Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02 , FGIC ...........       N/A             1,903,723
                     lllinois Hlth. Fac. Auth. Rev.,
   AAA       3,300      Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC .................................   1/02 at 102         3,587,826
   AAA      14,585      Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA ........................   6/02 at 102        16,032,124
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
   AAA       2,780      6.55%, 11/01/01 ...........................................................       N/A             3,042,293
   AAA       6,125      6.625%, 11/01/01 ..........................................................       N/A             6,717,043
   AAA       8,725   Illinois St., G.O., 6.40%, 12/15/07, AMBAC ...................................  12/01 at 102         9,529,270
                     Illinois St. Sales Tax Rev., Ser. O,
   AAA       5,900    ZERO COUPON, 6/15/07               NO OPT. CALL                                                     3,962,676
   AAA       5,635      Zero Coupon, 6/15/08 ......................................................  No Opt. Call         3,592,256
   AAA       2,065      6.50%, 6/15/01 ............................................................       N/A             2,240,608
   AAA       3,935      6.50%, 6/15/06 ............................................................   6/02 at 101         4,266,209
   AAA       2,000      6.60%, 6/15/01 ............................................................       N/A             2,175,580
   AAA       2,000   Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ....................  No Opt. Call         2,400,720
                                                                                                                         ----------
                                                                                                                         74,738,446
                                                                                                                         ----------
                     INDIANA--2.8%
   AAA       9,000   Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC .................  No Opt. Call         6,209,280
   AAA       2,270   Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%, 7/01/07, MBIA .........   1/01 at 102         2,451,623
   AAA       5,000   Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA .....................   7/00 at 102         5,335,800
                                                                                                                         ----------
                                                                                                                         13,996,703
                                                                                                                         ----------
                     KENTUCKY--3.1%
                     Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
   AAA       2,015      6.60%, 3/01/02 ............................................................       N/A             2,217,427
   AAA       2,160      6.65%, 3/01/02 ............................................................       N/A             2,380,622
   AAA       3,750   Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/06, MBIA .....   11/01 at 10         4,076,550
   AAA       6,410   Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%, 10/01/07, MBIA .....  10/01 at 102         6,985,234
                                                                                                                         ----------
                                                                                                                         15,659,833
                                                                                                                         ----------
                     LOUISIANA--6.9%
                     Jefferson Sales Tax Dist. Rev., FGIC,
   AAA      21,000      Ser. A, 6.75%, 12/01/06 ...................................................  12/02 at 100        23,051,700
   AAA       4,000      Ser. B, 6.75%, 12/01/06 ...................................................  12/02 at 100         4,402,520
   AAA       3,500   Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC ...........................   5/02 at 102         3,844,715
   AAA       5,250   NEW ORLEANS, G.O., ZERO COUPON, 9/01/06, AMBAC   NO OPT. CALL                                        3,614,047
                                                                                                                         ----------
                                                                                                                         34,912,982
                                                                                                                         ----------

                       See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                    OPTION
            AMOUNT                                                                                       CALL               VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     MASSACHUSETTS--5.1%
   AAA     $ 3,670      Mansfield, G.O., 6.65%, 1/15/02 , AMBAC ...................................       N/A           $ 4,041,624
                     Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys., Ser. A,
   AAA      20,015      6.625%, 3/01/02 , MBIA ....................................................       N/A            21,683,851
                                                                                                                         ----------
                                                                                                                         25,725,475
                                                                                                                         ----------
                     MICHIGAN--8.9%
                     Detroit Swr. Disp. Rev., FGIC,
   AAA       1,655      6.60%, 7/01/01 ............................................................       N/A             1,804,381
   AAA       1,765      6.65%, 7/01/01 ............................................................       N/A             1,926,762
   AAA       1,880      6.70%, 7/01/01 ............................................................       N/A             2,054,915
   AAA       3,750   Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ..........................    1/01 at 102        4,014,488
                     Michigan Mun. Bond Auth.,
   AAA       5,000      G.O., Ser. D, Zero Coupon, 5/15/06, MBIA ..................................   No Opt. Call        3,512,800
   AAA       1,840      Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC ...........................  11/04  at 102        2,058,316
                     Michigan St. Bldg. Auth. Rev.,
   AAA      11,590      Ser. I, 6.75%, 10/01/07, MBIA .............................................   10/01 at 102       12,610,847
   AAA       3,850      Ser. II, 6.75%, 10/01/07, AMBAC ...........................................   10/01 at 102        4,189,108
   AAA      11,940   Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp.,
                        6.60%, 11/15/07, MBIA .....................................................   11/01 at 102       12,926,005
                                                                                                                         ----------
                                                                                                                         45,097,622
                                                                                                                         ----------

                     NEVADA--5.3%
   AAA       6,210   Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/01 , AMBAC .......................       N/A             6,712,886
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
   AAA      11,000      6.70%, 3/01/06 ............................................................    3/01 at 101       11,786,940
   AAA       1,500      6.75%, 3/01/07 ............................................................    3/01 at 101        1,607,610
   AAA       2,835   Nye Cnty. Sch. Dist., G.O., BIGI, 7.25%, 5/01/99 .............................       N/A             2,971,477
   AAA       3,250   Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/01 , MBIA               N/A             3,547,570
                                                                                                                         ----------
                                                                                                                         26,626,483
                                                                                                                         ----------
                     NEW HAMPSHIRE--0.5%
   AAA       2,310   New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                        6.70%, 10/01/06, AMBAC ....................................................   10/02 at 102        2,507,805
                                                                                                                         ----------

                     NEW JERSEY--15.8%
   AAA      10,500   Elizabeth, G.O., 6.60%, 8/01/06, MBIA ........................................    8/01 at 102       11,374,545
                     Howell Twp., G.O., FGIC,
   AAA       7,715      6.70%, 1/01/06 ............................................................    1/02 at 102        8,473,153
   AAA       2,925      6.75%, 1/01/07 ............................................................    1/02 at 102        3,213,112
                     New Jersey St. Hlth. Care Fac. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
   AAA      12,755      6.65%, 7/01/06 ............................................................    7/01 at 102       13,807,415
   AAA       3,735      6.70%, 7/01/07 ............................................................    7/01 at 102        4,042,876
   AAA       1,765   New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy., 6.15%, 1/01/07, AMBAC ......    1/02 at 102        1,890,562
   AAA      30,000   New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC                   1/01 at 101.5       31,867,500
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
   AAA       2,525      Wanaque No. Proj., Ser. B, 6.50%, 11/15/06 ................................   11/01 at 102        2,738,918
   AAA       1,065      Wanaque So. Proj., 6.50%, 7/01/06 .........................................   No Opt. Call        1,188,572
   AAA       1,250   Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA .......................   12/02 at 102        1,374,988
                                                                                                                         ----------
                                                                                                                         79,971,641
                                                                                                                         ----------
                     NEW MEXICO--0.8%
   AAA       3,535   Gallup, P.C.R., 6.50%, 8/15/07, MBIA .........................................    8/02 at 102        3,864,321
                                                                                                                         ----------

                                        See Notes to Financial Statements.


-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                    OPTION
            AMOUNT                                                                                       CALL               VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     NEW YORK--14.1%
                     New York City Mun. Wtr. Fin. Auth., Wtr. & Swr. Sys. Rev., Ser. A, FGIC,
   AAA     $11,100      6.15%, 6/15/07 ............................................................  6/02 at 101.5      $11,952,480
   AAA       1,090      6.75%, 6/15/01 ............................................................       N/A             1,182,072
   AAA       1,070      6.75%, 6/15/06 ............................................................    6/01 at 101        1,151,416
   AAA       1,340      7.00%, 6/15/01 ............................................................       N/A             1,462,396
   AAA       1,320      7.00%, 6/15/07 ............................................................    6/01 at 101        1,428,715
                     New York City, G.O.,
   AAA      13,000      Ser. A, 7.00%, 8/01/07,FSA ................................................  8/06 at 101.5       15,288,520
   AAA      10,000      Ser. E, 6.125%, 8/01/06, MBIA .............................................   No Opt. Call       11,069,400
   AAA       9,830   New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A, 5.50%,
                        11/01/06, FSA .............................................................    5/06 at 102       10,508,761
   AAA       4,500   New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06 .............   11/04 at 102        5,094,360
   AAA       5,250   New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC ....................    1/03 at 102        5,604,533
   AAA       6,000   Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC ............    1/01 at 102        6,473,580
                                                                                                                         ----------
                                                                                                                         71,216,233
                                                                                                                         ----------
                     NORTH CAROLINA--1.3%
   AAA       6,000   North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B,
                        6.00%, 1/01/06, CAPMAC ....................................................   No Opt. Call        6,535,200
                                                                                                                         ----------

                     NORTH DAKOTA--0.4%
   AAA       2,035   Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp.,
                        6.50%, 12/01/06, MBIA .....................................................   12/01 at 102        2,197,617
                                                                                                                         ----------

                     PENNSYLVANIA--10.2%
   AAA       6,200   Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC .............................    7/02 at 102        6,772,508
   AAA       1,500   COATESVILLE SCH. DIST., G.O., 6.60%, 3/01/01 , AMBAC .........................       N/A             1,596,495
   AAA      10,000   Harrisburg Auth. Lease Rev., 6.625%, 6/01/01 , FSA ...........................       N/A            10,787,000
   AAA       7,450   Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/01 , FGIC .......................       N/A             8,108,878
   AAA       1,445   Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/01 , MBIA ......................       N/A             1,581,466
   AAA       4,500   Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC ..............   12/02 at 102        4,803,165
                     Philadelphia Mun. Auth., Justice Lease Rev.,
   AAA       1,550      Ser. A, 7.00%, 11/15/04, MBIA .............................................   11/01 at 102        1,706,844
   AAA       2,370      Ser. B, 7.10%, 11/15/01 , FGIC ............................................       N/A             2,636,104
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
   AAA       1,015      Ser. A, 6.50%, 7/15/06 ....................................................    7/01 at 100        1,076,803
   AAA         900      Ser. B, 6.50%, 7/15/06 ....................................................    7/01 at 100          954,801
   AAA       3,000   Schuylkill Cnty. Redev. Auth., Common Lease Rev., Ser. A,
                        7.00%, 6/01/07, FGIC ......................................................    6/02 at 101        3,264,810
   AAA       7,800   Westmoreland Cnty., G.O., 6.70%, 8/01/01 , AMBAC .............................       N/A             8,390,616
                                                                                                                         ----------
                                                                                                                         51,679,490
                                                                                                                         ----------
                     RHODE ISLAND--2.4%
   AAA      11,220   Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01 , MBIA .........................       N/A            12,184,247
                                                                                                                         ----------

                     SOUTH CAROLINA--2.0%
   AAA       4,390   Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC .....................    1/01 at 102        4,723,728
   AAA       5,100   ROCK HILL UTIL. SYS. REV., 6.50%, 1/01/07, FGIC ..............................    1/01 AT 102        5,452,308
                                                                                                                         ----------
                                                                                                                         10,176,036
                                                                                                                         ----------
                     TENNESSEE--0.5%
   AAA       2,350   Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ....................    7/01 at 102        2,542,253
                                                                                                                         ----------

                     TEXAS--15.3%
   AAA       2,000   Austin Util. Sys. Rev., 6.875%, 5/15/01 , AMBAC ..............................       N/A             2,186,580
   AAA       8,500   Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon, 8/01/06, AMBAC .......   No Opt. Call        5,906,225
   AAA       5,800   El Paso Cnty. Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA .........................   2/02 at 100         6,178,798
                     Ft. Bend Cnty., Perm. Imprvt., FGIC,
   AAA       1,650      G.O., 6.60%, 9/01/02 ......................................................       N/A             1,804,605
   AAA       1,725   Tax Rev., 6.60%, 9/01/02 .....................................................       N/A             1,886,632
                     TEXAS (CONT'D)

                                           See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------------------------
           PRINCIPAL                                                                                   OPTION
            AMOUNT                                                                                       CALL               VALUE
  RATING*    (000)                                 DESCRIPTION                                        PROVISIONS          (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------

                     Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
   AAA     $10,395      6.50%, 8/15/02 ............................................................       N/A          $ 11,496,454
   AAA       1,955      6.50%, 8/15/06 ............................................................    8/02 at 102        2,140,217
   AAA       3,160      6.50%, 8/15/02 ............................................................       N/A             3,494,834
   AAA         590      6.50%, 8/15/07 ............................................................    8/02 at 102          645,897
                     Houston Wtr. & Swr. Sys. Rev., Ser. B,
   AAA       1,775      6.75%, 12/01/01 , FGIC ....................................................       N/A             1,956,795
   AAA      13,225   6.75%, 12/01/08, FGIC ........................................................   12/01 AT 102       14,464,182
   AAA       1,900   No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's Med. Ctr. of Dallas,
                        6.375%, 10/01/06, MBIA ....................................................   10/01 at 102        2,044,286
   AAA       1,550   No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA ...................................    6/03 at 100        1,682,634
   AAA       3,000   Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01 , MBIA ....................       N/A             3,234,180
   AAA      15,000   Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC .......................   No Opt. Call       10,367,100
   AAA       3,745   Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01 , MBIA .......................       N/A             4,011,869
   AAA       3,395   Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp.,
                        6.50%, 7/01/06, FGIC ......................................................    7/02 at 102        3,715,352
                                                                                                                       ------------
                                                                                                                         77,216,640
                                                                                                                       ------------
                     WASHINGTON--4.2%
   AAA       1,250   Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC ...........   No Opt. Call        1,430,375
                     Snohomish Cnty. Sch. Dist., G.O., MBIA,
   AAA       3,835      6.70%, 12/01/06 ...........................................................   12/01 at 100        4,140,880
   AAA       4,145      6.75%, 12/01/07 ...........................................................   12/01 at 100        4,476,683
                     Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. #2, Ser. A,
   AAA      12,875      Zero Coupon, 7/01/06, MBIA ................................................   No Opt. Call        8,937,696
   AAA       2,265      6.50%, 7/01/01 , FGIC .....................................................       N/A             2,459,767
                                                                                                                       ------------
                                                                                                                         21,445,401
                                                                                                                       ------------
                     WISCONSIN--0.6%
   AAA       2,850   Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev.,
                        6.50%, 11/15/06, MBIA .....................................................   11/01 at 102        3,097,066
                                                                                                                       ------------

                     Total Long-Term Investments (cost $657,580,918) ..............................                     718,938,612
                                                                                                                       ------------
                     SHORT-TERM INVESTMENT**--0.2%
   A1+         900   Hillsborough Cnty, Fl. Ind. Dev. Auth., P.C.R., Tampa Electric Co.,
                                      4.10%, 7/01/98, FRDD (COST $900,000) ........................                          N/A
                                                                                                                            900,000
                                                                                                                       ------------
                     TOTAL INVESTMENTS--142.5% (COST $658,480,918) ................................                     719,838,612
                     Assets in excess of other liabilities--2.0% ..................................                      10,241,297
                     Liquidation value of preferred stock--(44.5%)                                                     (225,000,000)
                                                                                                                       ------------
                     Net Assets Applicable to Common Shareholders--100% ...........................                    $505,079,909
                                                                                                                       ============

-----------------
  + This bond is prerefunded.See glossary for definition.
 ++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
  * Rating: Using the higher of Standard &Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

=============================================================================================================================
                            THE FOLLOWING ABBREVIATIONS ARE USED IN THE PORTFOLIO DESCRIPTIONS:
     AMBAC      -- American Municipal Bond Assurance Corporation    FGIC    -- Financial Guaranty Insurance Company
     BIGI       -- Bond Investors Guaranty Insurance Company        FRDD    -- Floating Rate Daily Demand
     CAPMAC     -- Capital Markets Assurance Company                FSA     -- Financial Security Assurance
     CONNIE LEE -- College Construction Loan Insurance Association  G.O.    -- General Obligation Bond
     C.O.P.     -- Certificate of Participation                     MBIA    -- Municipal Bond Insurance Association
                                                                    P.C.R.  -- Pollution Control Revenue
=============================================================================================================================

                                          See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost
  $658,480,918) (Note 1) ......................................    $719,838,612
Interest receivable ...........................................      11,506,221
                                                                   ------------
                                                                    731,344,833
                                                                   ------------
LIABILITIES
Investment advisory fee payable (Note 2) ......................         210,723
Dividends payable--preferred stock ............................         203,623
Due to custodian ..............................................          68,231
Administration fee payable (Note 2) ...........................          42,145
Other accrued expenses ........................................         740,202
                                                                   ------------
                                                                      1,264,924
                                                                   ------------
NET INVESTMENT ASSETS .........................................    $730,079,909
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ........................................     $   454,106
    Paid-in capital in excess of par ..........................     421,119,385
  Preferred stock (Note 4) ....................................     225,000,000
                                                                   ------------
                                                                    646,573,491
  Undistributed net investment income .........................      22,148,724
  Net unrealized appreciation .................................      61,357,694
                                                                   ------------
  Net investment assets, June 30, 1998 ........................    $730,079,909
                                                                   ============
  Net assets applicable to common
    shareholders ..............................................    $505,079,909
                                                                   ============
Net asset value per common share:
  ($505,079,909 / 45,410,639 shares of
  common stock issued and outstanding)                                   $11.12
 ..............................................................          ======






THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
  Interest and discount earned ................................     $21,354,914
                                                                    -----------
Expenses
  Investment advisory .........................................       1,278,601
  Auction agent ...............................................         282,000
  Administration ..............................................         255,720
  Custodian ...................................................          79,000
  Reports to shareholders .....................................          62,000
  Directors ...................................................          42,000
  Transfer agent ..............................................          20,000
  Audit .......................................................          18,000
  Legal .......................................................           5,000
  Miscellaneous ...............................................         155,673
                                                                    -----------
    Total expenses ............................................       2,197,994
                                                                    -----------
NET INVESTMENT INCOME .........................................      19,156,920
                                                                    -----------
UNREALIZED LOSS ON
  INVESTMENTS (NOTE 3)
  Net change in unrealized appreciation
    on investments ............................................      (5,840,565)
                                                                    -----------
NET INCREASE IN NET INVESTMENT
   ASSETS RESULTING FROM OPERATIONS ...........................     $13,316,355
                                                                    ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                     SIX MONTHS          YEAR ENDED
                                                                                        ENDED           DECEMBER 31,
                                                                                    JUNE 30, 1998           1997
                                                                                    -------------       ------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income                                                             $19,156,920         $ 38,510,968
  Net realized gain on investments                                                           --              181,766
  Net change in unrealized appreciation on investments                               (5,840,565)           9,243,056
                                                                                   ------------         ------------
    Net increase in net investment assets resulting from operations                  13,316,355           47,935,790
                                                                                   ------------         ------------
DIVIDENDS AND DISTRIBUTIONS:
  To preferred shareholders from net investment income                               (3,885,490)          (8,041,758)
  To preferred shareholders from capital gains                                               --              (40,128)
  To common shareholders from net investment income                                 (13,963,608)         (27,785,620)
  To common shareholders from capital gains                                                  --             (141,638)
                                                                                   ------------         ------------
    Total dividends and distributions                                               (17,849,098)         (36,009,144)
                                                                                   ------------         ------------
      Total increase (decrease)                                                      (4,532,743)          11,926,646
                                                                                   ------------         ------------
NET INVESTMENT ASSETS
Beginning of period                                                                 734,612,652          722,686,006
                                                                                   ------------         ------------
End of period                                                                      $730,079,909         $734,612,652
                                                                                   ============         ============

                       See Notes to Financial Statements.

                                       11


--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------


                                                              SIX MONTHS
                                                                 ENDED                     YEAR ENDED DECEMBER 31,
                                                                JUNE 30, ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                 1998        1997       1996       1995         1994         1993
                                                               ---------  --------    --------   --------    ---------    ---------
Net asset value, beginning of period                            $  11.22   $  10.96    $  11.14   $   9.98     $ 11.30     $  10.04
                                                                --------   --------    --------   -------     --------     --------
  Net investment income                                             0.42       0.85        0.84      0.87         0.83         0.82
  Net realized and unrealized gain (loss)
    on investments                                                 (0.13)      0.20       (0.24)     1.14        (1.39)        1.17
                                                                --------   --------    --------   -------     --------     --------
Net increase (decrease) from investment operations                  0.29       1.05        0.60      2.01        (0.56)        1.99
                                                                --------   --------    --------   -------     --------     --------
Dividends from net investment income to:
  Preferred shareholders                                           (0.08)     (0.18)      (0.17)    (0.19)       (0.14)       (0.12)
  Common shareholders                                              (0.31)     (0.61)      (0.61)    (0.62)       (0.62)       (0.61)
Distributions from capital gains to:
  Preferred shareholders                                           --          *           *        (0.01)          --           --
  Common shareholders                                              --          *           *        (0.03)          --           --


                                                                --------   --------    --------  --------     --------     --------
Total dividends and distributions                                  (0.39)     (0.79)      (0.78)    (0.85)       (0.76)       (0.73)
                                                                --------   --------    --------  --------     --------     --------
Net asset value, end of period**                                $  11.12   $  11.22    $  10.96  $  11.14     $   9.98     $  11.30
                                                                ========   ========    ========  ========     ========     ========
Market value, end of period**                                   $  10.69   $  11.00    $  10.25  $  10.13     $   8.88     $  10.38
                                                                ========   ========    ========  ========     ========     ========
TOTAL INVESTMENT RETURN:                                           (0.03%)    13.69%       7.43%    21.67%       (8.89%)      10.01%
                                                                ========   ========    ========  ========     ========     ========

RATIOS TO AVERAGE NET ASSETS OF
  COMMONSHAREHOLDERS:
Expenses                                                            0.87%      0.88%       0.91%     0.90%        0.94%       0.87%
Net investment income before preferred stock dividends              7.61%      7.70%       7.75%     8.06%        7.91%       7.61%
Preferred stock dividends                                           1.54%      1.61%       1.59%     1.83%        1.38%       1.11%
Net investment income available to common stockholders              6.07%      6.09%       6.16%     6.23%        6.53%       6.50%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands)        $507,309   $500,227    $494,667  $487,923     $475,529     $492,138
Portfolio turnover rate                                                0%         8%          5%        9%          21%           1%
NET ASSETS OF COMMON SHAREHOLDERS, END OF PERIOD
  (in thousands)                                                $505,080   $509,613    $497,686  $506,060     $453,407     $513,339
Asset coverage per share of preferred stock, end of period#     $ 81,143   $ 81,640    $ 80,298  $ 81,243     $150,783     $164,075
Preferred stock outstanding (in thousands)                      $225,000   $225,000    $225,000  $225,000     $225,000     $225,000





--------------
   * Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $0.0008 and to common shareholders was $0.0031 and for the year ended December 31, 1996 to preferred shareholders was $.0007 and to common shareholders was $.0024.
  ** Net asset value and market value are  published in THE WALL STREET  JOURNAL each Monday.
   # A stock split occurred on July 24, 1995 (Note 4).
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total returns for periods of less than a full year are not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares, and preferred stock dividends, relative to the average net assets of common shareholders.
 +++ Annualized.
The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK MUNICIPAL
TARGET TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION &                                    The  BlackRock Munici-
ACCOUNTING                                                pal Target Term  Trust
POLICIES                                                  Inc.(the "Trust"), was
                                                          organized in  Maryland
on July 16, 1991 as a diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income,Capital Gain and Return ofCapital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and decrease accumulated net realized gain by $3,044 compared to amounts previously reported. Net investment income, net realized gains and net assets were not affected by this change.


 NOTE 2. AGREEMENTS                                  The Trust has an Investment
                                                     Advisory   Agreement   with
BlackRock Financial Management, Inc. (the "Adviser") a wholly-owned corporate subsidiary of BlackRock Advisors,Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America. The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.


NOTE 3. PORTFOLIO                                Sales of investment securities,
SECURITIES                                       other  than  short-term invest-
                                                 ments   for   the   six  months
ended June 30, 1998 aggregated $170,000. There were no purchases, other than short-term investments, during the six months ended June 30, 1998.

   The federal income tax basis of the Trust's investments at June 30, 1998 was substantially the same as the basis for financial reporting purposes and, accordingly, gross and net unrealized appreciation for federal income tax purposes was $61,357,694.


NOTE 4. CAPITAL                                     There are 200 million shares
                                                    of  $.01  par  value  common
stock authorized. Of the 45,410,639 common shares outstanding at June 30, 1998, the Adviser owned 10,639 shares. As of June 30, 1998, there were 9,000 preferred shares outstanding as follows: Series W7-3,000, Series F7-3,000 and Series W28-3,000.

   The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7--1,500 shares, Series F7--1,500 shares and Series W28--1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

   Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.80% to 4.40% during the six months ended June 30, 1998.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

   The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                                   Subsequent    to   June  30,
                                                    1998, the Board of Directors
of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable July 31, 1998 to shareholders of record on July 15, 1998.

   For the period July 1, 1998 to July 31, 1998 dividends and distributions declared on preferred shares totalled $830,472 in aggregate for the three outstanding preferred share series.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                            DIVIDENDREINVESTMENTPLAN
--------------------------------------------------------------------------------
      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts.
The Trust will not issue shares under the Plan.
      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.
      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.



--------------------------------------------------------------------------------
                              ADDITIONALINFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.
      The Annual Meeting of Trust Shareholders was held May 6, 1998 to vote on the following matters:


     (1) To elect three Directors to serve as follows:
         DIRECTOR                                                        CLASS             TERM           EXPIRING
         -------                                                         -----             -----           -------
         Andrew F.Brimmer ......................................          III             3 years           2001
         Kent Dixon ............................................          III             3 years           2001
         Laurence D. Fink ......................................          III             3 years           2001

         Directors whose term of office  continues beyond this meeting are Frank J.  Fabozzi, Ralph  L.Schlosstein,
         Walter  F.  Mondale,  Richard  E. Cavanagh, James Grosfeld, and James Clayburn La Force, Jr.

     (2) To ratify the selection of  Deloitte & Touche LLP as independent  public  accountants of the Trust for the fiscal year ending December 31, 1998. Shareholders  elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                                       VOTES FOR       VOTES AGAINST     ABSTENTIONS
                                                                       --------         -----------      ----------
         Andrew F.Brimmer ......................................      38,909,840             0             453,546
         Kent Dixon ............................................      38,949,417             0             413,969
         Laurence D.Fink .......................................      38,946,100             0             417,286
         Ratification of Deloitte & Touche LLP .................      38,679,548          202,561          481,277


--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE
The BlackRock Municipal Target Term Trust Inc.'s investment objective is to provide current income exempt from regular federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.



WHO MANAGES THE TRUST?
BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $119 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors.BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $23 billion family of open-end equity and bond funds. Current institutional clients number 334, domiciled in the United States and overseas.



WHAT CAN THE TRUST INVEST IN?
The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.



WHAT IS THE ADVISER'S INVESTMENT STRATEGY?
The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the Trust's assets are invested in securities which have maturities that are similar to the maturity date of the Trust. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active, management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY? The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST
Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS
The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:             Investment  vehicle which initially  offers a fixed
                             number of shares  and  trades on a stock  exchange.
                             The fund  invests in a portfolio of  securities  in
                             accordance  with its stated  investment  objectives
                             and policies.

DISCOUNT:                    When a fund's net asset  value is greater  than its
                             stock  price  the fund is said to be  trading  at a
                             discount.

DIVIDEND:                    Income  generated by  securities in a portfolio and
                             distributed to shareholders  after the deduction of
                             expenses. This Trust declares and pays dividends to
                             common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:       Shareholders    may   have   all    dividends   and
                             distributions   of  capital   gains   automatically
                             reinvested into additional shares of the Trust.

MARKET PRICE:                Price  per  share  of a  security  trading  in  the
                             secondary  market.  For a closed-end  fund, this is
                             the price at which one share of the fund  trades on
                             the  stock  exchange.  If you  were  to buy or sell
                             shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):       Net asset  value is the total  market  value of all
                             securities and other assets held by the Trust, plus
                             income  accrued  on  its  investments,   minus  any
                             liabilities including accrued expenses,  divided by
                             the total number of outstanding  shares.  It is the
                             underlying  value of a single share on a given day.
                             Net asset value for the Trust is calculated  weekly
                             and  published  in Barron's on Saturday and THE NEW
                             YORK TIMES or THE WALL STREET JOURNAL each Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PRE-REFUNDED BONDS:          These   securities  are   collateralized   by  U.S.
                             Government  securities which are held in escrow and
                             are used to pay  principal  and interest on the tax
                             exempt  issue  and  retire  the bond in full at the
                             date indicated, typically at a premium to par.



-------------------------------------------------------------------------------------------------
                                BLACKROCK FINANCIAL MANAGEMENT, INC.
                                    SUMMARY OF CLOSED-END FUNDS
-------------------------------------------------------------------------------------------------


TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------

                                                                     STOCK         MATURITY
PERPETUAL TRUSTS                                                     SYMBOL          DATE
                                                                     ------         ------
The BlackRock Income Trust Inc.                                       BKT             N/A
The BlackRock North American Government Income Trust Inc.             BNA             N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                    BBT            12/98
The BlackRock 1999 Term Trust Inc.                                    BNN            12/99
The BlackRock Target Term Trust Inc.                                  BTT            12/00
The BlackRock 2001 Term Trust Inc.                                    BLK            06/01
The BlackRock Strategic Term Trust Inc.                               BGT            12/02
The BlackRock Investment Quality Term Trust Inc.                      BQT            12/04
The BlackRock Advantage Term Trust Inc.                               BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.             BCT            12/09



TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------


                                                                     STOCK         MATURITY
PERPETUAL TRUSTS                                                     SYMBOL          DATE
                                                                     ------         ------
The BlackRock Investment Quality Municipal Trust Inc.                 BKN             N/A
The BlackRock California Investment Quality Municipal Trust Inc.      RAA             N/A
The BlackRock Florida Investment Quality Municipal Trust              RFA             N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.      RNJ             N/A
The BlackRock New York Investment Quality Municipal Trust Inc.        RNY             N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                        BMN            12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                  BRM            12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.       BFC            12/08
The BlackRock Florida Insured Municipal 2008 Term Trust               BRF            12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.         BLN            12/08
The BlackRock Insured Municipal Term Trust Inc.                       BMT            12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BlackRock
DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT/TAX
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION  AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT  AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 1998, were not audited and, accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                 c/o Prudential Investments Fund Management LLC
                                Gateway Center 3
                               100 Mulberry Street
                              Newark, NJ07102-4077

                                                                     092476-10-5
                                                                     092476-20-4
                                                                     092476-30-3
                                                                     092476-40-2


[Logo] Printed on recycled paper

                                  THE BLACKROCK
                                  MUNICIPAL TARGET
                                  TERM TRUST INC.
                                  ========================================
                                  SEMI-ANNUAL REPORT
                                  JUNE 30, 1998